                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       SILICON IMAGE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                                                  April 11, 2000

To Our Stockholders:

    You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Silicon Image, Inc. to be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 23, 2000, at 2 p.m., local time.

    The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

    It is important that you use this opportunity to take part in the affairs of Silicon Image by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ David D. Lee

                                          David D. Lee

                                          President and Chief Executive Officer

                              SILICON IMAGE, INC.
                             1060 EAST ARQUES AVE.
                          SUNNYVALE, CALIFORNIA 94086

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To Our Stockholders:

    NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Silicon Image, Inc. will be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 23, 2000, at 2 p.m., local time for the following purposes:

    1. To elect two Class I directors of Silicon Image, each to serve until the 2003 annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal. Silicon Image's Board of Directors intends to present the following nominees for election as Class I directors:

       Herbert Chang         Sang-Chul Han

    2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Silicon Image for the fiscal year ending December 31, 2000.

    3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on March 27, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ David D. Lee

                                          David D. Lee

                                          President and Chief Executive Officer

Sunnyvale, California
April 11, 2000

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                              SILICON IMAGE, INC.
               1060 EAST ARQUES AVE., SUNNYVALE, CALIFORNIA 94086

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                 APRIL 11, 2000

    The accompanying proxy is solicited on behalf of the Board of Directors of Silicon Image, Inc., a Delaware corporation, for use at the 2000 Annual Meeting of Stockholders to be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 23, 2000, at 2 p.m., local time. Only holders of record of our common stock at the close of business on March 27, 2000, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on March 27, 2000, we had 25,798,368 shares of common stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 11, 2000. An annual report for the year ended December 31, 1999 is enclosed with the Proxy Statement.

VOTING RIGHTS AND REQUIRED VOTE

    Holders of Silicon Image common stock are entitled to one vote for each share held as of the above record date.

    Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal No. 2 requires for approval the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will tabulate affirmative and negative votes and abstentions. Abstentions will be counted towards a quorum and have the same effect as negative votes with regard to Proposal No. 2.

VOTING OF PROXIES

    The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Silicon Image for use at the Annual Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. However, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes "for" such proposal, or in the case of the election of Class I directors, as a vote "for" election to Class I of the Board of all the nominees presented by the Board. In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

EXPENSES OF SOLICITATION

    The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by Silicon Image. Following the original mailing of the proxies and other soliciting materials, Silicon Image and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, Silicon Image will request that brokers, custodians, nominees and other record holders of its common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, Silicon Image, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Georgeson Shareholder Communications, Inc. will assist Silicon Image in obtaining the return of proxies at an estimated cost to Silicon Image of $1,500.

REVOCABILITY OF PROXIES

    Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to Silicon Image stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

TELEPHONE OR INTERNET VOTING

    For stockholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program for shares held in "street name" that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in this program, you may vote those shares by calling the telephone number specified on the accompanying proxy or accessing the Internet website address specified on the proxy instead of completing and signing the proxy itself. The giving of such a telephone or Internet proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. Stockholders with shares registered directly in their names with ChaseMellon Shareholder Services, Silicon Image's transfer agent, will not be able to vote using the telephone or Internet.

    The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    Silicon Image's Board of Directors is presently comprised of six members. Silicon Image's Second Amended and Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, with the number of directors in each class to be divided as equally as reasonably possible. One class of directors is elected by the stockholders at each annual meeting to serve until the third succeeding annual meeting and until their successors are duly elected and qualified. Herbert Chang and Sang-Chul Han have been designated as Class I directors, David A. Hodges and Ronald V. Schmidt have been designated as Class II directors and David D. Lee and Andrew S. Rappaport have been designated as Class III directors. The Class I directors will stand for reelection or election at the Annual Meeting, the Class II directors will stand for reelection or election at the 2001 annual meeting of stockholders and the Class III directors will stand for reelection or election at the 2002 annual meeting of stockholders. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may only be filled by the affirmative vote of a majority of the directors then in office or by a sole remaining director. Any director so elected to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified, or until his or her earlier death, resignation or removal.

    Each of the nominees for election to Class I is currently a director of Silicon Image and was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2003 annual meeting of stockholders and until his successor is elected and qualified, or until such director's earlier death, resignation or removal. Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares represented by an executed proxy will be voted "for" the election of the two nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the present Board may determine. Silicon Image is not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

    The names of the nominees for election as Class I directors at the Annual Meeting and of the incumbent Class II and Class III directors, and certain information about them, including their ages as of February 29, 2000, are included below.

NAME                                    AGE              PRINCIPAL OCCUPATION          DIRECTOR SINCE
----                                  --------   ------------------------------------  --------------
Nominees for election as Class I
directors for a term expiring in
2003:
  Herbert Chang (1).................     37      President of InveStar Capital, Inc.        1998
  Sang-Chul Han.....................     45      Private Investor                           1996
Incumbent Class II directors with
terms expiring in 2001:
  David A. Hodges (2)...............     62      Professor in the Graduate School,          1997
                                                 University of California at Berkeley
  Ronald V. Schmidt (1).............     55      Private Investor                           1997
Incumbent Class III directors with
terms expiring in 2002:
  David D. Lee......................     43      Chairman of the Board, Chief               1995
                                                 Executive Officer and President of
                                                 Silicon Image
  Andrew S. Rappaport (1)(2)........     42      Partner of August Capital, LLC             1997

------------------------

(1) Member of the compensation committee.

(2) Member of the audit committee.

    HERBERT CHANG has served as a director of Silicon Image since July 1998. Since April 1996, Mr. Chang has served as president of InveStar Capital, Inc., a venture capital fund management company. From July 1994 to March 1996, Mr. Chang was Senior Vice President at WK Technology Fund, a venture capital fund. From September 1991 to June 1994, Mr. Chang was Vice President of
DynaLab, Inc., a developer of fonts for Asian characters. From July 1986 to August 1991, Mr. Chang was Assistant Vice President at Acer, Inc., a Taiwanese manufacturer of personal computers. Mr. Chang holds a Bachelor of Science degree in Geology from National Taiwan University and a Master of Business Administration degree from National Chiao-Tung University. Mr. Chang currently serves as a director of NetIQ Corporation, a developer of applications management software, and several private companies.

    SANG-CHUL HAN has served as a director of Silicon Image since April 1996. Dr. Han is the founder of KNCS, Inc., a cable system operator in Seoul, Korea, and has served as a director since 1994. Dr. Han also founded Ewoo Films, a film production company, and served as its president from 1992 to 1994. Dr. Han has held the position of director of RK Industrial Co., a trading company in Seoul, Korea, since 1988. Dr. Han holds a Bachelor of Science degree in Engineering from Seoul National University and a Ph.D. in Finance from the New York University.

    DAVID A. HODGES has served as a director of Silicon Image since
February 1997. Dr. Hodges is a Professor in the Graduate School and the Daniel
M. Tellep Distinguished Professor Emeritus at the University of California at Berkeley, where he has been a member of the faculty in the department of Electrical Engineering and Computer Sciences since 1970. From 1990 to 1996, Dr. Hodges served as Dean of the College of Engineering at the University of California at Berkeley. From 1966 to 1970, Dr. Hodges worked at Bell Telephone Laboratories, the research and development division of the American Telephone and Telegraph Company. Dr. Hodges holds a Bachelor of Electrical Engineering degree from Cornell University and Master of Science and Ph.D. degrees in Electrical Engineering from the University of California at Berkeley.
Dr. Hodges serves as a director of Mentor Graphics Corporation, an electronic design automation company.

    RONALD V. SCHMIDT has served as a director of Silicon Image since
April 1997. From 1997 to February 2000, he held the position of Research Vice President at Lucent Bell Laboratories Research Silicon Valley, a division of Lucent Technologies, Inc., a global communications company. From 1994 to 1997, he served as Executive Vice President and Chief Technical Officer and a director of Bay Networks, Inc., a data networking products and services company formed by the merger of SynOptics Communications, Inc., and Wellfleet
Communications, Inc. Dr. Schmidt was a co-founder of Synoptics in 1985, and served as Senior Vice President, Chief Technical Officer and a director of SynOptics until the merger. From 1981 to 1985, Dr. Schmidt was a research fellow at Xerox Corporation's Palo Alto Research Center. Dr. Schmidt holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Mr. Schmidt serves as a director of a private company.

    DAVID D. LEE has served as Chairman of the Board and Chief Executive Officer since our inception on January 1, 1995, and in addition served as President from inception until October 1996 and since June 1999. Prior to founding Silicon Image, Dr. Lee was a principal investigator at Sun Microsystems, Inc., a computer networking company, where he led advanced development projects from 1993 to 1995, as a Visiting Scientist at Sun's Technology Development Group and as Senior Staff Engineer at Sun Labs. Before joining Sun, Dr. Lee was a member of the research staff at Xerox Corporation's Palo Alto Research Center, from 1989 to 1994. Dr. Lee holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Sciences from the University of California at Berkeley.

    ANDREW S. RAPPAPORT has served as a director of Silicon Image since
June 1997. Mr. Rappaport has been a partner of August Capital, LLC, a venture capital firm, since July 1996. Prior to that time, Mr. Rappaport was president of The Technology Research Group, Inc., a Boston-based strategic management consulting firm which he founded in August 1984. Mr. Rappaport attended Princeton University.

Mr. Rappaport serves as a director of MMC Networks, Inc., a developer and supplier of network processors, and several private companies.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                       OF EACH OF THE NOMINATED DIRECTORS

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    BOARD OF DIRECTORS. During fiscal year 1999, the Board met eleven times, including one telephone conference meeting, and acted by written consent two times. Other than Sang-Chul Han, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

    Standing committees of the Board include an audit committee and a compensation committee. The Board does not have a nominating committee or committee performing similar functions.

    AUDIT COMMITTEE. The audit committee consists of Dr. Hodges and Mr. Rappaport. The audit committee met once during fiscal year 1999. The audit committee reviews our financial statements and accounting practices, makes recommendations to the Board regarding the selection of independent accountants and reviews the results and scope of the audit and other services provided by our independent accountants.

    COMPENSATION COMMITTEE. The compensation committee consists of Messrs. Chang and Rappaport and Dr. Schmidt. The compensation committee met twice during fiscal year 1999. The compensation committee reviews and recommends to the Board of Directors the compensation and benefits of all officers, directors and consultants of Silicon Image and reviews general policy relating to compensation and benefits. Except for grants under our 1999 Equity Incentive Plan made by the compensation committee at its meetings on October 21, 1999 and November 11, 1999, the Board of Directors has continued to administer the issuance of stock options and other awards under our 1999 Equity Incentive Plan and our 1999 Employee Stock Purchase Plan.

DIRECTOR COMPENSATION

    Directors of Silicon Image do not receive cash compensation for their services as directors, but are reimbursed for their reasonable and necessary expenses for attending board and board committee meetings. All board members are eligible to receive stock options pursuant to the discretionary option grant program in effect under our 1999 Equity Incentive Plan.

    Immediately following each annual meeting of our stockholders, each director who is not an employee and whose direct pecuniary interest in our common stock is less than 5% will automatically be granted an option under our 1999 Equity Incentive Plan to purchase 10,000 shares if the director has served continuously as a member of the board of directors for a period of at least one year, an additional option for 5,000 shares if the director has served on the audit committee, and an additional option for 5,000 shares if the director has served on the compensation committee. Each option will have an exercise price equal to the fair market value of our common stock on the date of grant. These annual grants will be immediately vested in full and will have a two-year term, but will generally terminate three months following the date the option-holder ceases to be a director or consultant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The compensation committee of Silicon Image's board of directors is currently comprised of Messrs. Chang and Rappaport and Dr. Schmidt. None of these individuals has at any time been an officer or employee of Silicon Image. None of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board of directors or compensation committee.

     PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of Silicon Image for the year ending December 31, 2000, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
                OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table presents information as to the beneficial ownership of our common stock as of February 29, 2000 by:

    - each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

    - each of our directors;

    - our chief executive officer, the four other most highly compensated executive officers who were executive officers as of December 31, 1999 and earned more than $100,000 in 1999 and one additional individual who was an executive officer in 1999 and earned more than $100,000 in 1999; and

    - all current directors and executive officers as a group.

    The percentage ownership is based on 25,789,201 shares of common stock outstanding as of February 29, 2000. Shares of common stock that are subject to options or other convertible securities currently exercisable or exercisable within 60 days of February 29, 2000, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address for each listed stockholder is c/o Silicon Image, Inc., 1060 East Arques Ave., Sunnyvale, California 94086.

                                                                   SHARES BENEFICIALLY OWNED
                                                              -----------------------------------
NAME OF BENEFICIAL OWNER                                      NUMBER OF SHARES   PERCENT OF CLASS
------------------------                                      ----------------   ----------------
Andrew Rappaport
  Entities affiliated with August Capital, L.P. (1).........      3,633,510            14.1%
Sang-Chul Han (2)...........................................      2,083,825             8.1
David D. Lee (3)............................................      2,018,500             7.8
Herbert Chang
  Entities affiliated with InveStar Capital, Inc. (4).......        820,406             3.2
Scott A. Macomber (5).......................................        675,000             2.6
Victor M. Da Costa (6)......................................        215,875             0.8
Jalil Shaikh (7)............................................        218,179             0.8
Daniel K. Atler (8).........................................        214,813             0.8
Parviz Khodi (9)............................................        194,500             0.8
Ronald V. Schmidt (10)......................................        136,068             0.5
David A. Hodges (11)........................................         78,300             0.3
All current executive officers and directors as a group (11
  persons) (12).............................................     10,086,383            38.8

------------------------

(1) Represents 49,667 shares held by Andrew Rappaport, including 4,000 shares held by a trust of which Mr. Rappaport is the trustee, and 3,583,843 shares held by August Capital, L.P., including shares held by August Capital, L.P. for the account of August Capital Strategic Partners, L.P. and August Capital Associates, L.P. Andrew Rappaport is a member of August Capital Management LLC, which is a general partner of each of August Capital, L.P., August Capital Strategic Partners, L.P. and August Capital Associates, L.P. Mr. Rappaport shares voting power with respect to the shares held by these entities with David Marquardt and John Johnston. Mr. Rappaport disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in these entities. The address of Mr. Rappaport and August Capital, L.P. is 2480 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

(2) Mr. Han's address is c/o Young Jin Lee, 1115 Huntington Drive, Unit G, South Pasadena, CA 91030.

(3) Includes 300,000 shares held by David D. Lee as custodian for his minor children. Includes 100,000 shares subject to our right of repurchase as of February 29, 2000.

(4) Represents 155,094 shares held by InveStar Dayspring Venture Capital, Inc., 333,685 shares held by InveStar Semiconductor Development Fund, 221,417 shares held by InveStar Excelsus Venture Capital (Int'l), Inc. and 110,210 shares held by Forefront Venture Partners, L.P. Herbert Chang is the President of InveStar Capital, Inc., which is the investment manager of each of InveStar Dayspring Venture Capital, Inc., InveStar Semiconductor Development Fund and InveStar Excelsus Venture Capital (Int'l), Inc.
    Mr. Chang is also the managing member of Forefront Associates LLC, which is the general partner of Forefront Venture Partners, L.P. Mr. Chang disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in these entities. Mr. Chang's address is Room 1201, TWTC Int'l Trade Building 12F, 333 Keelung Road, Section 1, Taipei, Taiwan.

(5) Excludes 75,000 shares held in trust by George R. Macomber for the benefit of Scott Macomber's minor children.

(6) Includes 120,000 shares subject to options held by Victor M. Da Costa that are exercisable within 60 days of February 29, 2000, of which 67,500 shares would be subject to our right of repurchase as of April 29, 2000.

(7) Includes 10,652 shares held by Jalil Shaikh as custodian for his minor children. Includes 104,500 shares subject to our right of repurchase as of February 29, 2000.

(8) Includes 166,250 shares subject to our right of repurchase as of February 29, 2000.

(9) Includes 141,250 shares subject to our right of repurchase as of February 29, 2000.

(10) Includes 80,000 shares subject to options held by Ronald V. Schmidt that are exercisable within 60 days of February 29, 2000, of which 30,000 shares would be subject to our right of repurchase as of April 29, 2000.

(11) Represents shares held by the Hodges Family Trust 5/16/90, of which David
    A. Hodges and Susan A. Hodges are trustees. Includes 40,000 shares subject to our right of repurchase as of February 29, 2000.

(12) Includes 1,022,175 shares subject to our right of repurchase as of February 29, 2000. Includes 200,000 shares subject to options that are exercisable within 60 days of February 29, 2000, of which 97,500 shares would be subject to our right of repurchase as of April 29, 2000.

                               EXECUTIVE OFFICERS

    The following sets forth certain information with regard to executive officers of Silicon Image, including their ages as of February 29, 2000:

NAME                            AGE      POSITION
----                          --------   --------
David D. Lee................     43      Chairman of the Board, Chief Executive Officer and
                                         President
Steve Tirado................     45      Executive Vice President, Marketing and Business
                                         Development
Daniel K. Atler.............     40      Vice President, Finance and Administration and Chief
                                         Financial Officer
Victor M. Da Costa..........     40      Vice President, Engineering
Parviz Khodi................     40      Vice President, Worldwide Sales
Jalil Shaikh................     45      Vice President, Operations

    DAVID D. LEE has served as Chairman of the Board and Chief Executive Officer since our inception on January 1, 1995, and in addition served as President from inception until October 1996 and since June 1999. Prior to founding Silicon Image, Dr. Lee was a principal investigator at Sun Microsystems, Inc., a computer networking company, where he led advanced development projects from 1993 to 1995, as a Visiting Scientist at Sun's Technology Development Group and as Senior Staff Engineer at Sun Labs. Before joining Sun, Dr. Lee was a member of the research staff at Xerox Corporation's Palo Alto Research Center, from 1989 to 1994. Dr. Lee holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Sciences from the University of California at Berkeley.

    STEVE TIRADO has served as Silicon Image's Executive Vice President of Marketing and Business Development since August 1999. From April 1986 to
July 1999, Mr. Tirado held various marketing and management positions at Sun Microsystems, Inc., a computer networking company, serving most recently as Vice President of Marketing and Business Development for the NC Systems Group. From 1985 to 1986, Mr. Tirado was President of Tirado, Sorrentino Associates, a consulting firm. From 1984 to 1985, Mr. Tirado held the position of Marketing Administration Manager at Qualogy, a mass storage disk drive and controller company. From 1976 to 1984, Mr. Tirado was a public program administrator and policy analyst within various government agencies. Mr. Tirado holds a Bachelor of Arts degree in Psychology from the University of California at Santa Barbara, a Master of Arts Degree in Organizational Planning and Consultation from Boston University and a Master of Business Administration degree from the University of California at Berkeley.

    DANIEL K. ATLER has served as Silicon Image's Chief Financial Officer and Vice President of Finance and Administration since June 1998. Mr. Atler served as Chief Financial Officer and Vice President of Finance and Administration for Wireless Access, Inc., a two-way wireless communication systems company, from January 1995 to November 1997, when Wireless Access, Inc., was acquired by Glenayre Technologies, Inc., a wireless personal communication systems company. After the merger, Mr. Atler continued in the same position at Wireless Access Group, a division of Glenayre Technologies, Inc., from November 1997 to
June 1998. From July 1992 to December 1994, Mr. Atler served as Corporate Controller for Global Village Communication, Inc., a designer, developer and marketer of communication products for personal computers. From July 1982 to July 1992, Mr. Atler was with Ernst & Young, a financial accounting firm, most recently as a Senior Manager. Mr. Atler holds a Bachelor of Science degree in Business Administration from Colorado State University.

    VICTOR M. DA COSTA has served as Silicon Image's Vice President of Engineering since October 1998. Dr. Da Costa joined Silicon Image as a Senior Staff Engineer in February 1996. Dr. Da Costa was a member of the research staff at the Xerox Corporation's Palo Alto Research Center, from 1991 to 1996. Dr. Da Costa was a principal engineer at Versatec, a maker of electrostatic plotters, from 1988 to 1991. Dr. Da Costa holds a Bachelor of Science degree in Physics from California State University of Fresno, a

Master of Arts degree in Physics from the University of California at Davis and a Ph.D. in Experimental Condensed Matter Physics from the University of California at Davis.

    PARVIZ KHODI has served as Silicon Image's Vice President of Worldwide Sales since August 1998. Mr. Khodi joined Silicon Image in July 1998 as Director of Asia Pacific Sales. From November 1987 to July 1998, Mr. Khodi worked at Chips and Technologies, Inc., a maker of semiconductor chips principally for the graphics market, where he held various technical and managerial sales positions, most recently Director, Asia Pacific Sales. From 1986 to 1987, Mr. Khodi was a field applications engineer at Touch Communications, Inc., a software networking company. From 1984 to 1986, Mr. Khodi was an applications engineer at Intel.
Mr. Khodi holds Bachelor of Science and Master of Science degrees in Electrical Engineering from the University of Kansas.

    JALIL SHAIKH has served as Silicon Image's Vice President of Operations since September 1996. From August 1994 to August 1996, he served as Director of Engineering Operations for graphics and multimedia products at Trident Microsystems, a designer, developer and marketer of digital media. From
July 1991 to August 1994, he served as Product Engineering Manager at Micro Linear Corporation, an analog and mixed signal semiconductor company.
Mr. Shaikh holds a Master of Science degree in Electrical Engineering from Rutgers, The State University of New Jersey and a Master of Business Administration degree from the University of Phoenix.

                             EXECUTIVE COMPENSATION

OFFICER COMPENSATION

    The following table sets forth all compensation awarded to, earned by or paid for services rendered to Silicon Image in all capacities during the years ended December 31, 1998 and 1999 by (i) our chief executive officer, (ii) the four other most highly compensated executive officers other than the chief executive officer who were serving as executive officers as of December 31, 1999 and whose salary and bonus for 1999 exceeded $100,000, and (iii) one other individual who was an executive officer during 1999 and whose salary and bonus for 1999 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                                                             ------------
                                                                     ANNUAL COMPENSATION      SECURITIES
                                                                    ----------------------    UNDERLYING
NAME AND PRINCIPAL POSITIONS                               YEAR     SALARY ($)   BONUS ($)   OPTIONS (#)
----------------------------                             --------   ----------   ---------   ------------
David D. Lee (1)......................................     1999      $189,446     $2,178        500,000
  Chairman of the Board and Chief Executive Officer        1998       144,473         --             --

Parviz Khodi (2)......................................     1999       236,642     10,000         30,000
  Vice President, Worldwide Sales                          1998        83,211     10,000        120,000

Scott Macomber (3)....................................     1999       180,985         --             --
  former Vice President, Business Strategy                 1998       143,672     17,656             --

Daniel K. Atler.......................................     1999       166,320         --         30,000
 Vice President, Finance and Administration and Chief      1998        82,245         --        170,000
 Financial Officer

Jalil Shaikh..........................................     1999       158,257         --         40,000
  Vice President, Operations                               1998       133,289         --         60,000

Victor M. Da Costa....................................     1999       148,368                    40,000
  Vice President, Engineering                              1998       120,621         --        100,000

------------------------

(1) Silicon Image authorized the sale of 150,000 shares of common stock to Dr. Lee in October 1998, and the sale was completed in January 1999. The price per share was $0.35, which the board of directors determined was the fair market value of our common stock on the date of sale. We have a right to repurchase these shares upon termination of employment, which right lapses over a four-year period.

(2) Salary figures include sales commissions of $18,701 in 1998 and $68,672 in 1999.

(3) Silicon Image authorized the sale of 250,000 shares of common stock to Mr. Macomber in October 1998, and the sale was completed in January 1999. The price per share was $0.35, which the board of directors determined was the fair market value of our common stock on the date of sale. Mr. Macomber resigned from Silicon Image effective October 16, 1999. The compensation information for Mr. Macomber above includes severance pay up to the end of 1999.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows information about each stock option granted during 1999 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option terms. The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

    All options included in the following table are either incentive stock options or nonqualified stock options. The options generally expire on the earlier of ten years from the date of grant or three months after termination of employment. The percentage numbers are based on an aggregate of 1,924,000 options granted to our employees during fiscal 1999.

                                      PERCENTAGE                                POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF     OF TOTAL                                    ASSUMED ANNUAL RATES OF
                        SECURITIES     OPTIONS                                  STOCK PRICE APPRECIATION FOR
                        UNDERLYING    GRANTED TO     EXERCISE                            OPTION TERM
                          OPTIONS     EMPLOYEES        PRICE       EXPIRATION   -----------------------------
NAME                    GRANTED (#)    IN 1999     PER SHARE ($)      DATE           5%              10%
----                    -----------   ----------   -------------   ----------   -------------   -------------
David D. Lee..........    500,000        26.0%        $33.50        11/10/09     $10,533,985     $26,695,186
Parviz Khodi..........     30,000         1.6           5.75         8/18/09         157,840         353,511
Scott Macomber........         --          --             --              --              --              --
Daniel K. Atler.......     30,000         1.6           5.75         8/18/09         157,840         353,511
Jalil Shaikh..........     40,000         2.1           5.75         8/18/09         210,453         471,348
Victor Da Costa.......     40,000         2.1           5.75         8/18/09         210,453         471,348

    The option granted to Mr. Lee was granted under our 1999 Equity Incentive Plan. The options granted to Messrs. Khodi, Atler, Shaikh and Da Costa were granted outside of the 1995 Equity Incentive Plan of our California predecessor. The exercise price of the option granted to Mr. Lee equaled the closing price per share of our common stock on the Nasdaq National Market on the date of grant. The exercise price of each of the options granted to Messrs. Khodi, Atler, Shaikh and Da Costa equaled 85% of the fair market value of our common stock on the date of grant, as determined by our board of directors. The option granted to Mr. Lee becomes exercisable with respect to 25% of the shares on November 11, 2000 and 2.083% of the shares each of the 36 months thereafter. Each of the options granted to Messrs. Khodi, Atler, Shaikh and Da Costa becomes exercisable with respect to 16% of the shares on August 19, 2000, 1.417% of the shares each of the 24 months thereafter, and 4.167% of the shares each of the 12 months thereafter.

    In addition, Steve Tirado, our Executive Vice President, Marketing and Business Development joined us in 1999 and therefore was not included in the tables related to summary compensation and option grants in 1999. Mr. Tirado has an annual base salary of $225,000. In addition, Silicon Image authorized the sale of 470,175 shares of common stock to Mr. Tirado in June 1999, and the sale was completed in June 1999. The price per share was $2.00, which the board of directors determined was the fair market value of our common stock on the date of sale. We have a right to repurchase these shares upon termination of employment, which right lapses over a four-year period.

AGGREGATED OPTION EXERCISES IN 1999 AND YEAR END OPTION VALUES

    The following table sets forth the number of shares acquired upon the exercise of stock options during 1999 and the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Executive Officers at December 31, 1999. Also reported are values of unexercised "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and $70.0625, the closing price per share of our common stock on December 31, 1999 on the Nasdaq National Market. We have a right to repurchase the shares issued upon exercise of these options upon termination of the optionee's employment. Our right to repurchase the shares lapses over a four-year period.

                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING                 VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT
                            SHARES                                YEAR END (#)                 FISCAL YEAR END ($)
                         ACQUIRED ON         VALUE       -------------------------------   ---------------------------
NAME                   EXERCISE (#) (1)   REALIZED ($)   EXERCISABLE (2)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ----------------   ------------   ---------------   -------------   -----------   -------------
David D. Lee.........            --         $    --               --          500,000      $       --     $18,281,250
Parviz Khodi.........        60,000           3,000               --           30,000              --       1,929,375
Scott Macomber.......       100,000          22,500               --               --              --              --
Daniel K. Atler......            --              --               --           30,000              --       1,929,375
Jalil Shaikh.........       133,000          36,375               --           40,000              --       2,572,500
Victor Da Costa......            --              --          120,000           40,000       8,370,000       2,572,500

------------------------

(1) Of these shares, the following numbers were vested as of December 31, 1999:
    Parviz Khodi--no shares; Scott Macomber--100,000 shares; Jalil Shaikh--56,000 shares.

(2) Of the shares issuable upon exercise of these options, the following numbers were vested as of December 31, 1999: Victor Da Costa--39,167 shares.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

    Silicon Image entered into severance agreements with both David Lee and Scott Macomber on April 22, 1997, and amended and restated these agreements on August 15, 1997. The agreements provide that if, on or before December 31, 2000, the executive is terminated by Silicon Image other than for cause, or if the executive resigns for good reason, the executive will continue to receive salary at his current rate for six months and vesting of his stock and options will accelerate, subject to limitations in the event of specified types of acquisitions of Silicon Image. In addition, if either Dr. Lee or Mr. Macomber is terminated for cause, or resigns without good reason, then Silicon Image may elect to continue his salary for six months. During any period when Dr. Lee or Mr. Macomber is receiving post-termination salary pursuant to the severance agreement, he will be available to consult with Silicon Image from time to time as Silicon Image may request, and he may not compete with Silicon Image in defined geographical areas. In June 1999, Mr. Macomber's position at Silicon Image changed from President to Vice President, Business Strategy. Our Board recognized that these changes that had occurred in Mr. Macomber's title and position constituted good reason as defined in the severance agreement, and that Mr. Macomber would be entitled to the benefits described above if he resigned from Silicon Image or if we terminated him without cause. Mr. Macomber resigned in October 1999 and received the benefits described above. In January 2000, Mr. Lee's severance agreement was amended to extend its term to December 31, 2003.

    Silicon Image entered into an employment agreement with Daniel Atler on June 15, 1998. In addition to describing Mr. Atler's initial title and compensation, the agreement provides that Mr. Atler will continue to receive salary at his current rate and benefits for six months in the event that his employment terminates other than for cause. The agreement further provides that vesting of Mr. Atler's stock and options will accelerate in part in the event of a change in control of Silicon Image, subject to specific limitations. If
Mr. Atler's employment continues after a change in control of Silicon Image, his options and restricted stock grants will continue to vest at an accelerated rate.

    Silicon Image entered into an employment agreement with Parviz Khodi on June 10, 1999. In addition to describing Mr. Khodi's title and compensation, the agreement provides for continuation of salary and commission for six months in the event that there is a change in control of Silicon Image and Silicon Image terminates Mr. Khodi's employment other than for cause, disability or death. The agreement also provides that Mr. Khodi may purchase up to $10,000 of Silicon Image's common stock at the end of each of eight fiscal quarters, commencing with the fourth quarter of 1998, at the then current fair market value as determined by the board of directors. Mr. Khodi has exercised this right by purchasing a total of $40,000 of Silicon Image's stock to date. This stock purchase opportunity expired upon the closing of Silicon Image's initial public offering.

    Silicon Image entered into a letter agreement with Steve Tirado in June 1999. The agreement sets forth Mr. Tirado's title and provides for an initial salary of $225,000 per year and a bonus of up to $50,000 in the first year. Pursuant to the agreement, Silicon Image sold Mr. Tirado 470,175 shares of common stock at the price of $2.00 per share. All of the shares initially are subject to our right to repurchase the shares at cost if Mr. Tirado's employment terminates, and this right lapses over a four-year period. The agreement provides that Mr. Tirado will continue to receive salary at his current rate and benefits for six months in the event his employment terminates other than for cause. In November 1999, Silicon Image entered into an additional letter agreement with Mr. Tirado which provides that instead of the bonus provided for under the initial letter agreement, Mr. Tirado will be eligible for a bonus determined after June 30, 2000 equal to the greater of the amount due to him under the Executive Bonus Plan adopted by Silicon Image or $45,833.

    In November 1999, the compensation committee adopted an executive bonus plan for the period from October 1, 1999 to June 30, 2000. David Lee, Daniel Atler, Victor Da Costa, Parviz Khodi, Jalil Shaikh and Steve Tirado are eligible to receive a cash bonus based on a percentage of their respective base salaries earned during this period. The applicable percentage ranges from zero to 65% and is a function of Silicon Image's revenue and income from operations during this period. The percentage for David Lee, as president of Silicon Image, will be 150% of the percentage for the vice presidents.

                      REPORT OF THE COMPENSATION COMMITTEE

    This Report of the Compensation Committee is required by the Securities and Exchange Commission and, in accordance with the Commission's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Silicon Image specifically incorporates this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

    The Compensation Committee of the Board of Directors (the "Committee") sets the base salaries of Silicon Image's executive officers, including the Chief Executive Officer ("CEO"), and approves bonus programs for the executive officers. While the Committee has from time to time made stock option grants to Silicon Image's employees, including its executive officers, the Board of Directors has continued to administer the issuance of stock options and other awards under the 1999 Equity Incentive Plan. The Committee has complete discretion in establishing the terms of stock option grants it makes. The Committee is comprised of three independent non-employee directors whose names appear below. None of these directors has interlocking relationships as defined by the Commission. The following is a summary of policies of Silicon Image that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

GENERAL COMPENSATION POLICY

    Silicon Image's overall policy is to offer its executive officers cash-based and equity-based compensation opportunities based on their personal performance and the financial performance of Silicon Image and their contribution to that performance. The principal factors taken into account in establishing each executive's compensation package are summarized below. Additional factors may be taken into account to a lesser degree and the relative weight given to each factor varies with each individual in the discretion of the Committee. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future years.

    CASH-BASED COMPENSATION. Silicon Image sets base salaries for executive officers on the basis of personal performance, the financial performance of Silicon Image and internal and industry comparability considerations. Previously, bonuses were payable at the discretion of the Committee. In
November 1999, the Committee adopted an executive bonus plan for the period from October 1, 1999 to June 30, 2000. Each of Silicon Image's executive officers is eligible to receive a cash bonus based on a percentage of his base salary earned during this period. The applicable percentage is a function of Silicon Image's revenue and income from operations during this period.

    LONG-TERM EQUITY-BASED COMPENSATION. Long-term equity incentives for executive officers are effected through the granting of stock options. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing management on increasing stockholder value. Stock options generally have value for the executive only if the price of Silicon Image's common stock increases above the exercise price determined on the option grant date and the executive remains employed by Silicon Image for the period required for the shares to vest. Stock options typically have been granted to executive officers when the executive first joins Silicon Image, in connection with a significant change in responsibilities, to achieve equity within a peer group, and to provide greater incentives to continue employment with Silicon Image and to strive to increase the value of Silicon Image's common stock. The Board of Directors or Committee may, however, grant stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Board of Directors or Committee and may be based on the executive's level of responsibility, anticipated future contribution and ability to impact corporate results, past performance, consistency within the executive's peer group, the number of existing option shares held by the executive at the time of the grant, or other considerations. The relative weight given to these factors varies with each executive in the sole discretion of the Board of Directors or Committee.

1999 EXECUTIVE COMPENSATION

    CASH-BASED COMPENSATION. The Committee was formed in October 1998. Base salaries for the period from January 1999 through September 1999 were previously determined by Silicon Image management. In October 1999, the Committee determined the base salaries of Silicon Image's CEO and vice presidents, effective as of October 1999. David Lee, Silicon Image's CEO, made recommendations with respect to the base salaries of the vice presidents after review of a salary survey prepared by the Radford Division of Aon Consulting, which provides compensation and benefits surveys to high-technology companies.

    LONG-TERM EQUITY-BASED COMPENSATION. In 1999, the Board of Directors granted stock options to four vice presidents and the Committee granted a stock option to the CEO, in order to aid in the retention of these executive officers and align their interests with those of the stockholders.

    COMPANY PERFORMANCE AND CEO COMPENSATION. In October 1999, the Committee determined the base salary for David Lee based on the criteria for cash-based compensation set forth above and taking into account the increases in base salaries awarded to Silicon Image's vice presidents at that time. Effective October 1999, Mr. Lee's base salary became $250,000 per year. In 1999, Mr. Lee also received a bonus of $2,178 in connection with the award of a patent to Silicon Image. In November 1999, as an incentive to continue employment with Silicon Image and to strive to increase the value of Silicon Image's common stock, the Committee awarded Mr. Lee a stock option to purchase 500,000 shares of common stock at an exercise price per share of $33.50, which option becomes exercisable with respect to 25% of the shares in November 2000 and 2.083% of the shares each month thereafter. In granting this option to Mr. Lee, the Committee reviewed the number of shares that Mr. Lee owned as of the grant date and Silicon Image's performance to date in 1999.

    COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE. Internal Revenue Code Section 162(m) limits Silicon Image's ability to deduct compensation in excess of $1,000,000 in any taxable year to the individual who is the CEO at the end of the taxable year and the four other highest compensated officers of Silicon Image during the taxable year. Cash compensation for 1999 for any individual was not in excess of $1,000,000 and Silicon Image does not expect cash compensation for 2000 to be in excess of $1,000,000 for any individual.

                                          COMPENSATION COMMITTEE
                                          Herbert Chang
                                          Andrew S. Rappaport
                                          Ronald V. Schmidt

                               PERFORMANCE GRAPH

    The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Silicon Image specifically incorporates this information by reference and shall not otherwise be deemed soliciting material or filed under such acts.

    The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Silicon Image, the Nasdaq Composite Stock Market Index (US) and the S&P Technology Index. The graph assumes that $100 was invested in Silicon Image's common stock, the Nasdaq Composite Stock Market (US) and the S&P Technology Index from the date of the Silicon Image's initial public offering on October 6, 1999 through December 31, 1999. Note that historic stock price performance is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN
Based upon an initial investment of $100 on October 6, 1999
with dividends reinvested
                                                             6-Oct-99  31-Oct-99  30-Nov-99  31-Dec-99
Silicon Image, Inc.                                              $100       $368       $358       $584
Nasdaq US                                                        $100       $117       $129       $146
S&P-Registered Trademark- Technology Index                       $100        $98       $109       $130

                   $100 Initial Investment on October 6, 1999

                                           SILICON IMAGE   NASDAQ COMPOSITE INDEX   S&P TECHNOLOGY INDEX
                                           -------------   ----------------------   --------------------
October 31, 1999.........................      $368                 $117                    $ 98
November 30, 1999........................       358                  129                     109
December 31, 1999........................       584                  146                     130

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    From January 1, 1999 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which we or any of our subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a pecuniary interest, except as described in the Director Compensation and Executive Compensation sections above and as set forth below.

    RESTRICTED STOCK. The following officers purchased shares of our common stock in exchange for full recourse promissory notes issued to us. Except as otherwise noted below, we have a right to repurchase these shares, which right lapses over a four-year period with respect to 25% of the shares after one year and 2.0833% each month thereafter. Except as otherwise noted below, the full principal amount and accrued interest under each promissory note remain outstanding. The terms of the restricted stock purchases are summarized below:

                                                                                                                     BALANCE AS
                                                                            PRINCIPAL                                    OF
                                      DATE OF      NUMBER OF    PRICE PER   AMOUNT OF                    INTEREST   FEBRUARY 29,
NAME                                 PURCHASE        SHARES       SHARE        NOTE        DATE DUE        RATE         2000
----                               -------------   ----------   ---------   ----------   -------------   --------   -------------
Daniel K. Atler..................   June 1, 1999     60,000       $1.00      $ 60,000     June 1, 2004    5.30%       $ 62,410
Parviz Khodi(1)..................  Feb. 24, 1999     30,000        0.25         7,500    Feb. 24, 2004    7.75           8,101
                                   Feb. 24, 1999     30,000        0.35        10,500    Feb. 24, 2004    7.75          11,341
                                    June 1, 1999     60,000        1.00        60,000     June 1, 2004    5.30          62,410
                                    June 1, 1999     20,000        1.00        20,000     June 1, 2004    5.30          20,803
                                   Sep. 13, 1999      2,000        5.00        10,000    Sep. 13, 2004    5.98          10,281
David Lee........................  Jan. 29, 1999    150,000        0.35        52,500    Jan. 29, 2004    4.64          55,174
Jalil Shaikh(2)..................  June 15, 1999     30,000        1.25        37,500    June 15, 2004    5.30              --
Steve Tirado.....................  June 21, 1999    470,175        2.00       940,350    June 21, 2004    5.30         975,353

------------------------------

(1) The shares purchased by Parviz Khodi on June 1, 1999 and September 13, 1999 are not subject to a right of repurchase on behalf of Silicon Image.

(2) Jalil Shaikh repaid all principal and accrued interest under this note.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock ("10% Stockholders"), to file with the Securities and Exchange Commission initial reports of ownership on a Form 3 and reports of changes in ownership of our common stock and other equity securities on a Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and 10% Stockholders made all the necessary filings under Section 16(a) during 1999.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals for inclusion in Silicon Image's Proxy Statement and form of proxy relating to Silicon Image's annual meeting of stockholders to be held in 2001 must be received by December 12, 2000. Stockholders wishing to bring a proposal before the annual meeting for 2001 (but not include it in Silicon Image's proxy materials) must provide written notice of such proposal to the Secretary of Silicon Image at the principal executive offices of Silicon Image no later than March 24, 2001.

                                 OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

    Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

                                     PROXY
                              SILICON IMAGE, INC.

                    Annual Meeting of Stockholders - May 23, 2000
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David D. Lee and Daniel K. Atler, and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Silicon Image, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of Silicon Image, Inc. to be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 23, 2000 at 2 p.m., local time, and at any adjournment or postponement thereof.

     When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the Board of Director nominees and for Proposal No. 2 and this Proxy authorizes the above designated Proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

SEE REVERSE SIDE
               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                   -  FOLD AND DETACH HERE  -

Please mark your votes as indicated in this example  /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS:

1.  ELECTION OF CLASS I DIRECTORS.

Nominees:   Herbert Chang   Sang-Chul Han

FOR / /     AGAINST / /     ABSTAIN / /

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

----------------------------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS SILICON IMAGE'S INDEPENDENT ACCOUNTANTS.

FOR / /     AGAINST / /     ABSTAIN / /


Mark here for address change and note below  / /

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. IF SHARES OF STOCK STAND OF RECORD IN THE NAMES OF TWO OR MORE PERSONS OR IN THE NAME OF HUSBAND AND WIFE, WHETHER AS JOINT TENANTS OR OTHERWISE, BOTH OR ALL OF SUCH PERSONS SHOULD SIGN THIS PROXY. IF SHARES OF STOCK ARE HELD OF RECORD BY A CORPORATION, THIS PROXY SHOULD BE EXECUTED BY THE PRESIDENT OR VICE PRESIDENT AND THE SECRETARY OR ASSISTANT SECRETARY. EXECUTORS, ADMINISTRATORS OR OTHER FIDUCIARIES WHO EXECUTE THIS PROXY FOR A DECEASED STOCKHOLDER SHOULD GIVE THEIR FULL TITLE. PLEASE DATE THIS PROXY.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Signature: ___________________________________  Date:  _____________________

                  -  FOLD AND DETACH HERE  -